UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ X] Preliminary Proxy Statement

[    ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[    ] Definitive Proxy Statement

[    ] Definitive Additional Materials

[    ] Soliciting Material Pursuant to §240.14a-12

Jewett Cameron Trading Company Ltd.

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[  ] Fee paid previously with preliminary materials.

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JEWETT-CAMERON TRADING COMPANY LTD.
NOTICE OF ANNUAL GENERAL MEETING

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual General Meeting of the shareholders of  Jewett-Cameron Trading Company Ltd.. (the "Company") will be held at 700 – 401 West Georgia Street, Vancouver, British Columbia, at 10:00 a.m. (Vancouver time) on Friday, January 16, 2004 for the following purposes:

1.

To receive the report of the directors to the shareholders.

2.

To receive the audited financial statements of the Company for the year ended August 31, 2003 and the report of the auditors thereon.

3.

To determine the number of directors for the ensuing year at four (4).

4.

To elect directors for the ensuing year.

5.

To appoint auditors for the ensuing year and to authorize the directors to fix the remuneration of the auditors.

6.

To confirm, ratify and approve all actions of the Directors and Officers carried out on behalf of the Company during the preceding year;

7.

To consider any permitted amendment to or variation of any matter identified in this Notice.

8.

To transact such other business as may properly be brought before the meeting.

An Information Circular, Proxy and a copy of the Annual Report of the Company for the fiscal year ended August 31, 2003 accompany this Notice.  The Information Circular contains details of matters to be considered at the Meeting.  The Annual Report includes the audited financial statements and the auditor's report thereon.

DATED at Vancouver, British Columbia, this 12th day of December, 2003.

By Order of the Board of Directors

"Donald M. Boone"

President and Director

JEWETT-CAMERON TRADING COMPANY LTD.

P.O. Box 1010
32275 N.W. Hillcrest
North Plains, Oregon   97133 USA
Telephone (530) 647-2272
Facsimile (530) 647-0110

INFORMATION CIRCULAR AS AT NOVEMBER 30, 2003

SOLICITATION OF PROXIES

THIS INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF THE MANAGEMENT OF JEWETT-CAMERON TRADING COMPANY LTD. ("the Company") for use at the Annual General Meeting of shareholders of the Company to be held on January 16, 2004 and any adjournment thereof, for the purposes set forth in the attached Notice of Meeting.  Except where otherwise indicated, the information contained is stated as of November 30, 2003.

All cost of this solicitation will be borne by the Company.  In addition to the solicitation of proxies by mail, directors, officers and some regular employees may solicit proxies personally, by telephone or telegraph, but will not receive compensation for so doing.  In accordance with National Instrument No. 54-101, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares of the Company (the "common shares") held of record by such persons and the Company may reimburse such persons for reasonable fees and disbursements incurred by them in so doing.

APPOINTMENT OF PROXYHOLDER

The persons named as proxyholder in the accompanying form of proxy were designated by the management of the Company ("Management Proxyholder").  A shareholder desiring to appoint some other person ("Alternate Proxyholder") to represent him/her at the Meeting may do so either by striking out the printed names and inserting such other person's name or by completing another proper form of proxy.  The form of proxy should be dated and executed by the shareholder or an attorney authorized in writing, with proof of such authorization attached where an attorney executed the proxy form.  A person appointed as proxyholder need not be a shareholder of the Company. All completed proxy forms must be deposited with Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, Facsimile: 1(866) 249-7775 not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting or the adjournment thereof at which the proxy is to be used.

REVOCATION OF PROXY

A proxy may be revoked, before it is exercised, either by:

signing a proxy bearing a later date or signing and dating a written notice of revocation (in the same manner as the proxy is required to be executed as set out in the notes to the proxy), and depositing it at the time and place specified above for the proxy; or

(a)

registering in person with the Scrutineer at the Meeting.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxyholder will vote for or against or withhold from voting the shares, as directed by a shareholder on the proxy, on any ballot that may be called for.  In the absence of any such direction, the Management Proxyholders will vote in favour of matters described in the proxy; an Alternate Proxyholder has discretion to vote the shares as he or she chooses.

The enclosed form of proxy confers discretionary authority upon the proxyholder with respect to each matter or group of matters identified therein for which a choice is not specified, amendments or variations to matters identified in the Notice of Meeting and other matters which may properly come before the Meeting.  At present, Management of the Company knows of no such amendments or variations or other matter that may come before the Meeting.

ADVICE TO BENEFICIAL SHAREHOLDERS

The information set forth in this section is of significant importance to many shareholders, as a substantial number of shareholders do not hold common shares in their own name.  Shareholders who hold their common shares through their brokers, intermediaries, trustees or other persons, or who otherwise do not hold their common shares in their own name (referred to in this Information Circular as "Beneficial Shareholders") should note that only proxies deposited by shareholders who appear on the records maintained by the Company's registrar and transfer agent as registered shareholders will be recognized and acted upon at the Meeting.  If common shares are listed in an account statement provided to a Beneficial Shareholder by a broker, those common shares will, in all likelihood, not be registered in the shareholder's name.  Such common shares will more likely be registered under the name of the shareholder's broker or an agent of that broker.  In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for The Canadian Depositary for Securities, which acts as nominee for many Canadian brokerage firms).  Common shares held by brokers (or their agents or nominees) on behalf of a broker's client can only be voted (for or against resolutions) at the direction of the Beneficial Shareholder.  Without specific instructions, brokers and their agents and nominees are prohibited from voting shares for the broker's clients.  Therefore, each Beneficial Shareholder should ensure that voting instructions are communicated to the appropriate person well in advance of the Meeting.

Existing regulatory policy requires brokers and other intermediaries to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings.  The various brokers and other intermediaries have their own mailing procedures and provide their own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their common shares are voted at the Meeting.  The form of proxy supplied to a Beneficial Shareholder by its broker (or the agent of the broker) is substantially similar to the Instrument of Proxy provided directly to registered shareholders by the Company.  However, its purpose is limited to instructing the registered shareholder (i.e., the broker or agent of the broker) how to vote on behalf of the Beneficial Shareholder.  The vast majority of brokers now delegate responsibility for obtaining instructions from clients to Independent ADP Investor Communications ("ADP") in Canada.  ADP typically prepares a machine-readable voting instruction form, mails those forms to Beneficial Shareholders and asks Beneficial Shareholders to return the forms to ADP, or otherwise communicate voting instructions to ADP (by way of the Internet or telephone, for example).  ADP then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting.  A Beneficial Shareholder who receives an ADP voting instruction form cannot use that form to vote common shares directly at the Meeting.  The voting instruction forms must be returned to ADP (or instructions respecting the voting of common shares must otherwise be communicated to ADP) well in advance of the Meeting in order to have the common shares voted.  If you have any questions respecting the voting of common shares held through a broker or other intermediary, please contact that broker or other intermediary for assistance.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting common shares registered in the name of his or her broker, a Beneficial Shareholder may attend the Meeting as proxyholder for the registered shareholder and vote the common shares in that capacity.  Beneficial Shareholders who wish to attend the Meeting and indirectly vote their common shares as proxyholder for the registered shareholder, should enter their own names in the blank space on the form of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker.

All references to shareholders in this Information Circular and the accompanying Instrument of Proxy and Notice of Meeting are to registered shareholders unless specifically stated otherwise.

ADVANCE NOTICE OF THE ANNUAL GENERAL MEETING

Advance notice of the Annual General Meeting was published in the Vancouver Sun newspaper, on November 21, 2003.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

On November 30, 2003 there were 1,459,860 no par value common shares issued and outstanding, each share carrying the right to one vote.  Only shareholders of record at the close of business on December 12, 2003 will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

To the knowledge of the directors and senior officers of the Company, the beneficial owners or persons exercising control or direction over shares carrying more than 5% of the outstanding voting rights (on a fully debited basis) are:

Name	Number of Voting Securities	Percentage
Donald M. Boone	407,463(1)	26.3%
Michael C. Nasser	218,676(1)	14.1%
CDS & Co. (2)	1,283,345	82.83%
United States National Bank, Trustee for Jewett-Cameron Trading Co. Ltd. Employee Stock Ownership Plan, In Trust	10,625.69%

(1)

Including 52,500 stock options exercisable into common shares until August 6, 2006.

(2)

The beneficial owners of these shares are not known to the Company.

IDENTIFICATION OF DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

The following table sets out the names; ages; their positions and offices in the Company; and the period of time that they have held such position or office, of the directors, executive officers and significant employees of the Company:

Name	Age	Position with the Company	Period of Time with the Company
Donald M. Boone	62	Director and President	Since 1987
Michael C. Nasser	56	Secretary	Since 1987
James R. Schjelderup	49	Director	Since 1987
Jeffrey J. Lowe	46	Director	Since 1995
Stephanie Rink	45	Director	Since 2000

BUSINESS EXPERIENCE

The business experience of each of the above-named directors, executive officers and significant employees, as furnished by each such person, is set out below:

Donald M. Boone, Director and President of Jewett-Cameron Trading Company Ltd. since July 1987.  President and Treasurer of Jewett-Cameron Lumber Corporation, subsidiary of Jewett-Cameron Trading Company, since September 1984.  Prior to that, he was Operations Manager and Chief Financial Officer of Sunrise Forest Products, a private Oregon forest products company.

Michael C. Nasser, Secretary of Jewett-Cameron Trading Company Ltd. since July 1987.  Sales Manager of Jewett-Cameron Lumber Company since September 1984.  Prior to that, he was Sales Manager of Sunrise Forest Products, a private Oregon forest products company.

James R. Schjelderup, Director of Jewett-Cameron Trading Company Ltd. since July 1987 and Assistant Secretary.  Independent computer consultant in the Vancouver, British Columbia area since 1988.  Prior to that he was the general manager of a small electronics supply company, Animated Electronics Ltd., of Vancouver, British Columbia.

Jeffrey J. Lowe, Director of Jewett-Cameron Trading Company Ltd. since February 1995.  Corporate, commercial and securities attorney with the law firm of Richards Buell Sutton of Vancouver, British Columbia since 1983.  Managing partner from 1989 through 1993 and from 1995 to present.  President of Traderef Software Corp. and Maxwell Mercantile Inc. during 1994 while on leave from Richards Buell Sutton.

Stephanie Rink, Director of Jewett-Cameron Trading Company Ltd. since July 2000.  President and Secretary of Stephanie A. Rink since 1999 and ICS Training Incorporated since 1995.  Over 15 years experience in consulting to the management business in the field of personal growth.  She has been an independent consultant in the Vancouver and Whistler, British Columbia areas since 1985.

STATEMENT OF EXECUTIVE COMPENSATION

Executive Compensation

During the Company's financial year ended August 31, 2003, the aggregate direct remuneration paid or payable to the Company's executive officers by the Company and its subsidiaries, all of whose financial statements are consolidated with those of the Company, was US $210,000.  Donald M. Boone, the Company's President, and Michael Nasser, the Company's Secretary, are the "Named Executive Officers" of the Company for the purposes of the following disclosure.  The compensation paid to the Named Executive Officers during the Company's three most recently completed financial years is as set out below:

Summary Compensation Table

Name and Principal Position	Year	Annual Compensation			Long Term Compensation			All Other Compen- sation ($)
		Salary (US$)	Bonus (US$)	Other Annual Compen-sation ($)	Securities Under Option/ SARs Granted ($)	Restricted Shares/ Units Awarded ($)	LTIP Payouts ($)
Donald M. Boone President	2003 2002 2001	33,000 36,000 36,000	NIL NIL 30,000	NIL NIL NIL	NIL NIL NIL	NIL NIL NIL	NIL NIL NIL	NIL NIL NIL
Michael Nasser Secretary	2003 2002 2001	177,000 177,000 143,750	NIL 38,150 NIL	NIL NIL NIL	NIL NIL NIL	NIL NIL NIL	NIL NIL NIL	NIL NIL NIL

There was no other compensation paid to the executive officers during the most recently completed fiscal year ended August 31, 2003, other than the shares credited pursuant to the Employee Stock Ownership Plan as discussed below.

Long-Term Incentive Plan Awards

Long-term incentive plan awards ("LTIP") means "any plan providing compensation intended to serve as an incentive for performance to occur over a period longer than one financial year, whether performance is measured by reference to financial performance of the Company or an affiliate, or the price of the Company's shares, but does not include option or stock appreciation rights plans, or plans for compensation through restricted shares or units".  The Company did not award any LTIPs to any Named Executive Officer during the most recently completed financial year.

Share Options

The Company has in place a stock option plan dated for reference March 2001 (the "Plan").  The Plan has been established to promote the interests of the Company by attracting and retaining persons of outstanding competence and to develop and promote the growth and success of the Company and to encourage such parties to provide incentive to qualified parties to increase their proprietary interest in the Company and thereby encourage their continuing association with the Company.  The Plan is administered  by the directors of the Company.  The Plan provides that options will be issued pursuant to option agreements to directors, officers or employees of the Company or a subsidiary of the Company.  As at November 30, 2003, there are 1,500 common shares reserved for issuance under the Plan.  There are no options outstanding under the Plan.

In addition to the Plan, the Company has granted incentive stock options to directors.  Donald Boone has an outstanding incentive stock option to purchase a total of 52,500 shares of the Company at a price of (Cdn) $2.83 per share exercisable until August 6, 2006.  Jeffrey Lowe, Stephanie Rink and James Schjelderup each has an outstanding incentive stock option to purchase up to 6,000 shares of the Company at a price of (Cdn) $5.70 exercisable until December 31, 2003.

No share options were granted to the Named Executive Officers during the fiscal year ended August 31, 2003 and no share options were exercised by the Named Executive Officers during the fiscal year ended August 31, 2003.  The aggregate value of the unexercised in-the-money share options held by the Named Executive Officers at the fiscal year-end on August 31, 2003 was (Cdn) $458,850.

No share options were repriced on behalf of the Named Executive Officers during the fiscal year ended August 31, 2003.

Stock appreciation rights ("SARs") means a right, granted by the Company or any of its subsidiaries as compensation for services rendered or in connection with office or employment, to receive a payment of cash or an issue or transfer of shares based wholly or in part on changes in the trading price of the Company's shares.  No SARs were granted to, or exercised by, any Named Executive Officer or any directors during the most recently completed financial year.

Employee Stock Option Plan

The Named Executive Officers are participants in the Employee Stock Ownership Plan ("ESOP") described below.  As at the fiscal year-end of August 31, 2003, 376.426 shares were credited to Mr. Boone's account and 1,140.684 shares were credited to Mr. Nasser's account with the ESOP.  Under the terms of the ESOP, 100% of these shares are vested with the participants.

Effective August 31, 1995, the Company established the ESOP pursuant to the Employee Retirement Income Security Act of 1974 (United States) for the benefit of all U.S. employees who were employed by the Company on August 31 and who had at least 1,000 hours with the Company during Fiscal 1995.  The establishment of the ESOP resulted in the Company forming a trust, which purchased from the Company's treasury 90,000 (as then constituted) shares at a price of (Cdn) $5.00 per share on August 31, 1995.  The amount of shares allocated to each employee is equal to the employee's portion of the Company's overall payroll expressed in percentage terms.

The ESOP compensation expense (in US dollars) was $143,050 for fiscal 2003, $155,051.00 for fiscal 2002, $82,530 for fiscal 2001, $79,141 for fiscal 2000, $90,170 for fiscal 1999, $nil for fiscal 1998, $129,600 for fiscal 1997, $122,449 for fiscal 1996 and $109,654 for fiscal 1995, resulting in a total of 28,252 of these shares being earned to August 31, 2003.

Termination of Employment, Change in Responsibilities or and Employment Contracts

There are no employment contracts between the Company and any Named Executive Officer.

The Company has no plan or arrangement in respect of compensation received or that may be received by executive officers, including Named Executive Officers, in the fiscal year ending August 31, 2003, or current fiscal year with the view to compensating such officers in the event of the termination of employment (resignation, retirement, change of control) or in the event of a change in responsibilities following a change of control.

BOARD REPORT ON EXECUTIVE COMPENSATION

This report summarizes the Board's policies and decisions on the compensation of executive officers.

The Board has established a corporate governance committee to review and approve the compensation of the executive officers.

As part of its mandate, the Corporate Governance Committee will advise the Board on the compensation of the executives of the Company.

The guiding philosophy of the Committee in the determination of executive compensation is (i) pay-for-performance, (ii) the need to provide a total compensation package that will, within the context of the market, attract and retain qualified, experienced top-performing executives and (iii) fostering identification with shareholder interests.

With respect to the President, no specific policies have yet been formulated.  However, the compensation has traditionally been low irrespective of the Company's performance.  The President's financial incentives arise primarily from his substantial holdings in common shares of the Company, aligning his primary financial interest with the appreciation in the value of the Company's securities.

The Company's other significant employee has a modest salary base.  A bonus comprises a substantial portion of his income and is based on the amount of sales, ensuring that his overall compensation is linked to his contribution to the Company's performance.

Submitted by the Board of Directors:

DONALD M. BOONE
JEFFREY J. LOWE
STEPHANIE RINK
JAMES R. SCHJELDERUP

COMPENSATION OF DIRECTORS AND OFFICERS

Other than as stated in this Information Circular, the Company has no standard arrangement pursuant to which directors are compensated by the Company for their services in their capacity as directors other than the unissued treasury shares reserved for the grant of directors’ and employees’ stock options.  There has been no other arrangement pursuant to which directors were compensated by the Company in their capacity as directors during the Company’s fiscal year ending August 31, 2003.

There are no arrangements or understandings between the Company and any of the directors.  There are no arrangements, understandings or employment contracts between the Company and any of the officers.

MANAGEMENT CONTRACTS

Except as set out herein, there are no management functions of the Company which are to any substantial degree performed by a person or company other than the directors or senior officers of the Company.

INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

No directors, proposed nominees for election as directors, senior officers or their respective associates or affiliates, or other management of the Company were indebted to the Company as of the end of the most recently completed fiscal year-end of the Company ended August 31, 2003 or as at the date hereof.

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

To the knowledge of Management of the Company, no insider or nominee for election as a director of the Company had any interest in any material transaction during the fiscal year ended August 31, 2003, or has any interest in any material transaction in the current year other than as set out herein.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or senior officers of the Company, nor any person who has held such a position since the beginning of the last complete fiscal year-end of the Company ended August 31, 2003, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting other than the election of directors, the appointment of auditors and as set out herein.

NORMAL COURSE ISSUER BID

On January 10, 2003, the Company filed with the TSX, and the TSX accepted, a notice of intention to make a normal course issuer bid to purchase for cancellation up to a maximum of  43,426 (as then constituted) common shares, representing approximately 10% of the public float at the time.  The common shares were subsequently split on a 3:2 basis.  Shareholders may obtain a copy of such notice of intention to make a normal course issuer bid, without charge, by contacting the Company.  Purchases of common shares under such normal course issuer bid were permitted to commence on January 15, 2003 and will terminate no later than January 14, 2004.

As of November 30, 2003, a total of 3,400 common shares have been purchased for cancellation by the Company pursuant to such normal course issuer bid at an aggregate cost of US $18,670.

FINANCIAL STATEMENTS

The audited financial statements of the Company for the fiscal year ended August 31, 2003 and the report of the auditor thereof will be placed before the Meeting.  The audited financial statements and the report of the auditor were mailed to the shareholders with the Notice of the Meeting and the Information Circular.  Additional copies may be obtained from the Secretary of the Company upon request and will be available at the Meeting.

VOTES NECESSARY TO PASS RESOLUTIONS

A simple majority of affirmative votes cast at the Meeting is required to pass the resolutions described herein.  If there are more nominees for election as directors or appointment of the Company's auditor than there are vacancies to fill, those nominees receiving the greatest number of votes will be elected or appointed, as the case may be, until all such vacancies have been filled.  If the number of nominees for election or appointment is equal to the number of vacancies to be filled all such nominees will be declared elected or appointed by acclamation.

NUMBER OF DIRECTORS

The size of the board of directors of the Company is currently determined at 4.  The Board proposes that the number of directors remain at 4.  Shareholders will therefore be asked to approve an ordinary resolution that the number of directors elected be fixed at 4.

Unless otherwise directed, it is the intention of the Management Proxyholders to vote proxies in the accompanying form IN FAVOUR of the approval of the resolution fixing the number of directors at 4.

ELECTION OF DIRECTORS

The term of office of each of the 4 current directors will end at the conclusion of the Meeting.  Unless the director's office is earlier vacated in accordance with the provisions of the  Company Act  (British Columbia) ("CABC"), each director elected will hold office until the conclusion of the next annual general meeting of the Company, or if no director is then elected, until a successor is elected.

Management proposes to nominate the persons listed below for election as directors.  Management does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees do not stand for election or are unable to serve as such, it is the intention of the Management Proxyholders to vote for another nominee in their discretion unless the shareholder has specified in his or her proxy that his or her shares are to be withheld from voting in the election of directors.

Each Director will hold office until the next Annual General Meeting, unless his or her office is earlier vacated in accordance with the Articles of the Company or he or she becomes disqualified to act as a director.

The following table sets out the names of the Management nominees; their positions and offices in the Company; principal occupation, business or employment, within the preceding 5 years; the period of time that they have been directors of the Company; and the number of shares of the Company which each beneficially owns or over which control or direction is exercised as at November 30, 2003.

Name and Country of Residence of Nominee and present position with the Company	Principal Occupation(1)	Period from which Nominee has been a Director	Number of shares beneficially owned(1)
Donald M. Boone Oregon, USA President & Director	President, Director and Officer of the Company	Since July 9, 1987	407,463(2)
James R. Schjelderup Surrey, British Columbia, Canada Director & Assistant Secretary	Computer Programmer	Since July 9, 1987	NIL
Jeffrey J. Lowe Burnaby, British Columbia, Canada Director	Barrister and Solicitor	Since February 1, 1995	NIL
Stephanie Rink Whistler, British Columbia, Canada Director	Business Consultant	Since July 21, 2000	NIL

(1)

The information as to principal occupation, business or employment and Common Shares beneficially owned or controlled is not within the knowledge of the management of the Company and has been furnished by the respective nominees.  Each nominee has held the same or a similar principal occupation with the organization indicated or a predecessor thereof for the last five years.

(2)

Includes 52,500 stock options exercisable into common shares until August 6, 2006.

All of the nominees listed above except Donald M. Boone are ordinarily resident in Canada.

It is the intention of the Management Proxyholders to vote proxies in the accompanying form IN FAVOUR of the proposed nominees for directors unless the shareholder has specified in his or her proxy that his or her shares are to be withheld from voting in the election of directors.

The Company does not have an executive committee of its board of directors.  The Company is required to have an audit committee.  As at the date hereof, the members of the audit committee are Jeffrey J. Lowe, Stephanie Rink and James Schjelderup.  The Company has also established a corporate governance committee, comprised of Jeffrey J. Lowe, Stephanie Rink and James Schjelderup.

APPOINTMENT OF AUDITOR

Davidson & Company, Chartered Accountants, of 1270 – 609 Granville Street, Vancouver, British Columbia, will be nominated at the Meeting for reappointment as auditor of the Company at a remuneration to be fixed by the directors.  Davidson & Company were first appointed as auditors for the Company on July 9, 1987.

It is the intention of the Management Proxyholders to vote proxies in the accompanying form IN FAVOUR of the appointment of Davidson & Company, Chartered Accountants, as Auditors for the Company for the ensuing year at a remuneration to be fixed by the Directors, unless the shareholder has specified in his or her proxy that his or her shares are to be withheld from voting in the appointment of the auditor.

ACTS AND DEEDS OF DIRECTORS

Shareholders will be requested to confirm, ratify and approve all acts, deeds and things done by and the proceedings of the directors and officers of the Company on behalf of the Company during the preceding year.

Unless otherwise directed, it is the intention of the Management Proxyholders to vote proxies in the accompanying form IN FAVOUR of the approval of the resolution approving all acts, deeds and things done by and proceedings of the Directors and Officers of the Company on behalf of the Company during the preceding year.

OTHER MATTERS

The Board of Directors of the Company met on three occasions during the past year with all of the directors present in person or by telephone.

The Board of Directors of the Company also passed written resolutions on six occasions signed by all of the directors.

REPORT ON CORPORATE GOVERNANCE

The Toronto Stock Exchange (the "TSX") provides a series of guidelines (the "Guidelines") for effective corporate governance as a requirement for all listed companies incorporated in Canada.  The Guidelines require disclosure in this Incorporation Circular of the Company's system of corporate governance with reference to the Guidelines.  The following statement of the Company's governance practices responds to the Guidelines.

The Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and education of board members.  Although there is no requirement that the Company comply with the Guidelines, the Company considers the Guidelines to be helpful in monitoring the effectiveness and the evolution of its corporate governance.  The Company's current corporate governance practices are designed to reflect fairly the interests of its shareholders and its current stage of development.

	TSX Corporate Governance Guidelines	Comments
1.	Board should explicitly assume responsibility for stewardship of the Company and specifically for:

The Board of Directors (the "Board") is responsible for the policy direction of the Company through consultation with management and generally oversees the business affairs of the Company.  The Board meets throughout the year to review regular ongoing business of the Company.  The Board also convenes at times when matters requiring its approval are raised and the timing is such that it is not prudent or possible to wait for a regularly scheduled Board meeting.

	(a) adoption of a strategic planning process	The Board discusses the strategic direction of the Company, its goals and objectives and the best use of corporate capital and resources with senior management of the Company on an annual basis.
	(b) identification of principal risks, and implementation of risk management systems	The principal risks to the Company of various strategic decisions are identified and addressed by the Board through updates at Board meetings.
(c) succession planning and monitoring of senior management

Given the age of senior management, the Board does not consider succession planning critical at this time.   Appointment, training and monitoring of senior management are the responsibilities of the President.

(d) communications policy

The Company maintains an open dialogue with all shareholders, both institutional and individual, and members of the public.  It is part of the duties of the President to respond to any inquiries from shareholders. The Company retains an investor relations firm, who reports directly to the President, to communicate with shareholders and the public generally.

	(e) integrity of internal control and management information systems	Management is responsible for the maintenance of internal controls and management information systems. The Company's internal controls are monitored on a regular basis by the Audit Committee.
2.	Majority of directors should be "unrelated" (independent from management and free from conflicting interest)	The Board is comprised of four members, three of whom are unrelated directors.
3.	Disclose for each director whether he or she is related or unrelated and how that conclusion was reached

Donald Boone is a related director due to his position as President of the Company.  The remaining directors of the Company are unrelated directors who do not hold office with the Company and are not subject to any influence by the Company.  Jeffrey J. Lowe is a partner in a law firm providing legal services to the Company.  The Board considers that such relationship does not  influence Mr. Lowe's capacity to act in the best interest of the Company.

4.	Appoint a committee responsible for appointment / assessment of directors composed exclusively of the non-management directors, the majority of whom are unrelated

The Corporate Governance Committee will have the responsibility to determine the persons to be nominated for election as directors.  The Corporate Governance Committee is composed exclusively of non-management and unrelated directors.

5.	Implement a process for assessing the effectiveness of the Board, its committees and individual directors

The Corporate Governance Committee will review the effectiveness of the Board with a view to improving communication with management, increasing Board involvement with the Company and establishing committees necessary to better monitor activities within the Company.

6.	Provide orientation and education programs for new directors

Reports and other documentation relating to the Company's business and affairs are provided to new directors.  The President and other members of senior management provide orientation and education for new Board members, through interviews and the opportunity to ask questions.

7.	Consider reducing size of Board, with a view to improving effectiveness	It is the Company's policy to keep the size of its Board relatively small in order to maintain its efficiency and effectiveness. The Board is comprised of four directors.
8.	Review compensation of directors in light of risks and responsibilities	The Corporate Governance Committee will review and approve the compensation of the executive officers, the senior management and the directors of the Company.
9.	Committees should generally be composed of non-management directors, a majority of whom should be unrelated

Each of the Audit Committee and the Corporate Governance Committee is composed exclusively of non-management and unrelated directors, as described elsewhere in this report.  The Company does not have any other executive committees.

10.	Responsibility for approach to corporate governance issues	The Board has established the Corporate Governance Committee which is responsible for corporate governance issues.

The terms of reference adopted by the Corporate Governance Committee provides that this Committee shall be responsible for:  (i) preparing the Company's response to the TSX Guidelines, when required; (ii) developing and monitoring the Company's general approach to corporate governance; (iii) proposing changes as necessary from time to time to respond to particular governance recommendations or guidelines from regulatory authorities; (iv) ensuring all members of the Board have been informed of and are aware of their duties; (v) ensuring the Company has in effect adequate policies to allow the Company to meet all continuous disclosure requirements; (vi) reviewing annually the strategic planning process of the Company; (vii) reviewing annually the practices of the Board relating to trading in securities of the Company by insiders of the Company, (viii) annually reviewing areas of potential personal liability of directors; (ix) causing the Board annually to review its definition of an "unrelated" director; and (x) periodically considering the need for special policies of the Company, initiated by the Board, in unique or emerging policy areas such as insider trading and corporate ethics.

In furtherance of the foregoing, the Board is in the process of considering and adopting specific policies regarding matters related to disclosure and confidentiality and insider trading and reporting.  These policies are intended to assist the Company in complying with securities laws governing corporate disclosure, confidentiality and employee trading as well as regulatory policies regarding timely disclosure.  In addition, these policies are intended to ensure uniform compliance with securities legislation by adopting provisions for black out periods during which restricted persons, including directors, officers and employees who are routinely in possession of undisclosed material information, are prohibited from trading in the Company's Common Shares.

11.	(a) Develop position descriptions for the Board and for the President, including the definition of limits to management's responsibilities:
(i) the Board

To allow the Board to operate in an efficient and flexible manner, the Company has not felt that it has been necessary to define position descriptions for the Board.  Any responsibility which is not delegated to senior management or a Board committee remains with the full Board.

(ii) the President

The Board reviews management's goals and objectives as presented annually to the Board.  Included in this process is the Board's approval of the annual budget and plan which forms the parameters within which management will operate during the year.

	(b) Board should approve the President's corporate objectives	An assessment of the performance of the President is to be conducted annually.
12.	Establish structures and procedures to enable the Board to function independently of management	The Board has not appointed a chair or lead director. Each of the committees of the Board is composed exclusively of non-management and unrelated directors.
13.	(a) All members of the Audit Committee should be unrelated directors	All members of the Audit Committee are unrelated directors.
(b) Adopt a charter for the Audit Committee setting out its roles and responsibilities

The Audit Committee monitors audit functions and the preparation of financial statements and meets with Company's outside auditors.  The Audit Committee reviews the interim financial reports of the Company and reviews and recommends the Company's annual financial statements to the Board for its approval.  In addition, the members of the Audit Committee meet privately with the auditors of the Company to discuss the cooperation management provides the auditors in executing their mandates.

The terms of reference adopted by the Board provides that the Audit Committee shall be primarily responsible for: (i) obtaining reasonable assurance from discussions with and/or reports from management, and reports from auditors that accounting systems are reliable and that the prescribed internal controls are operating efficiently for the Company; (ii) direct the auditors examination to particular areas; (iii) review control weaknesses identified by the auditors, together with management's response; (iv) review the qualifications and performance of the key financial and accounting executives; (v) in order to preserve the independence of the auditors, the Audit Committee  shall review management's recommendations for the appointment/reappointment of the auditors and review the terms of the auditors engagement; (vi) ensure satisfaction in compliance with the requirements of all applicable corporate and securities legislation; and (vii) review the annual audited financial statements and recommend their approval to the Board, after discussing matters such as the selection of accounting policies, major accounting judgments, accruals and estimates with management and the external auditors, review the management discussion and analysis section and all other relevant sections of the annual report to ensure consistency of all financial information included in the annual report, and review the quarterly interim financial statements, including the interim report to the shareholders and related press releases and recommend their approval to the Board.

14.	Implement a system to enable individual directors to engage outside advisors, at the Company's expense	Members of the Board have the possibility to engage independent outside advisors in appropriate circumstances, at the expense of the Company.

SHAREHOLDERS PROPOSALS

Any shareholder proposals to be considered for inclusion in the proxy materials for the Meeting must be received at the principal executive offices of the Company no later than December 12, 2003.

Management of the Company knows of no other matters to come before the meeting other than those referred to in the Notice of Meeting accompanying this Information Circular.  However, if any other matters properly come before the meeting, it is the intention of the persons named in the form of proxy accompanying this Information Circular to vote the same in accordance with their best judgment of such matters.

CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

DATED this 30th day of November, 2003.

(signed) Donald M. Boone President	(signed) Michael Nasser Secretary

JEWETT-CAMERON TRADING COMPANY LTD.
PROXY SOLICITED BY MANAGEMENT

The undersigned shareholder of JEWETT-CAMERON TRADING COMPANY LTD. (the "Company") hereby appoints DONALD BOONE, President and Director of the Company, failing him, JAMES R. SCHJELDERUP, Director of the Company, ("MANAGEMENT PROXYHOLDER") or, instead of the foregoing, __________________________________ ("ALTERNATE PROXY HOLDER") as proxy of the undersigned with power of substitution to attend at and vote for the undersigned in respect of all matters that may come before the Annual General Meeting of the Company to be held at Vancouver, British Columbia on January 16, 2004 at 10:00 a.m. local time and every adjournment thereof, and directs the nominee to vote or abstain from voting the shares of the undersigned in the manner indicated below:

The proxyholder is hereby directed to vote on any poll as follows:

1. Fixing the Number of Directors The resolution fixing the size of the board of directors at four

4.   Ratify  Acts and Deeds of Directors and Officers:

To confirm, ratify and approve all acts, deeds and things done by and the proceedings of the Directors and Officers of the Company on behalf of the Company during the preceding year.

IN FAVOUR ___ AGAINST ___
IN FAVOUR ___ AGAINST ___

2. To elect the following as directors of the Company	5. Upon any permitted amendment to or variation of any matter identified in the Notice for the Meeting.

The nominees proposed by management of the Company are:

DONALD M. BOONE           IN FAVOUR  __    WITHHOLD  __

JAMES R. SCHJELDERUP  IN FAVOUR  __    WITHHOLD  __

JEFFREY J. LOWE               IN FAVOUR  __    WITHHOLD  __

STEPHANIE RINK                IN FAVOUR  __    WITHHOLD  __

6. Upon any other matter that property comes before the meeting:

3. Auditors: To appoint DAVIDSON & COMPANY, Chartered Accountants, as auditor for the Company for the ensuing year at a remuneration to be fixed by the Directors	The undersigned hereby revokes any proxy previously given. DATED: ___________________________________, 200____
IN FAVOUR ___ WITHHOLD ___

____________________________________________________________ Signature of Shareholder

____________________________________________________________ (Please print name here)

____________________________________________________________ Number of shares Owned

NOTES:

(1)

EACH SHAREHOLDER HAS THE RIGHT TO APPOINT AN ALTERNATE PROXYHOLDER, WHO NEED NOT BE A SHAREHOLDER, TO ATTEND AND ACT FOR HIM OR HER AT THE MEETING, OTHER THAN THE MANAGEMENT PROXYHOLDER DESIGNATED ABOVE.  THIS MAY BE DONE BY INSERTING THE NAME OF THE DESIRED PERSON IN THE SPACE ABOVE.

(2)

THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED ON ANY POLL AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER AS CLEARLY MARKED IN THE SPACES PROVIDED ABOVE.  IF NO DIRECTION IS GIVEN, THE MANAGEMENT PROXYHOLDER WILL VOTE IN THE AFFIRMATIVE;  THE ALTERNATE PROXYHOLDER HAS DISCRETION TO VOTE THE SHARES AS HE OR SHE CHOOSES.

(3)

This proxy form must be signed and dated by the Shareholder or his or her attorney authorized in writing or, if the shareholder is a corporation, by an officer, or attorney, duly authorized in writing or executed under its corporate seal.  If this proxy is not dated in the space provided below, it may be deemed to bear the date on which it was received by Computershare Investor Services Inc.

(4)

To be valid this proxy form duly completed must be deposited with Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario M4J 2Y1, Facsimile Number 1(866) 249-7775, not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays before the time of the Meeting.

(5)

This proxy confers discretionary authority on the proxy holder named to vote as the proxy holder sees fit on any amendment or variation of the above matters, or any other matter properly brought before the Meeting.

JEWETT-CAMERON TRADING COMPANY LTD.
(the "Company")

Request for Interim Financial Statements

In accordance with National Instrument 54-102 of the Canadian Securities Administrators, registered and beneficial shareholders of the subject Company may elect annual to receive interim corporate mailings, including interim financial statements of the Company, if they so request.  If you wish to receive such mailings, please complete and return this form to:

Computershare Trust Company of Canada
100 University Avenue
9th Floor
Toronto, ON
M5Y 2Y1

NAME: ______________________________________________________________________

ADDRESS:

__________________________________________________

__________________________________________________

POSTAL CODE: ______________________

I confirm that I am an owner of common shares of the Company.

SIGNATURE OF
SHAREHOLDER: ________________________________

DATED: ______________________

CUSIP: